SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Under Rule 14a-12

Exelixis, Inc.

(Name of Registrant as Specified in Its Charter)

Farallon Capital Partners, L.P.

Farallon Capital Institutional Partners, L.P.

Farallon Capital Institutional Partners II, L.P.

Farallon Capital Institutional Partners III, L.P.

Four Crossings Institutional Partners V, L.P.

Farallon Capital Offshore Investors II, L.P.

Farallon Capital (AM) Investors, L.P.

Farallon Capital F5 Master I, L.P.

Farallon Healthcare Partners Master, L.P.

Farallon Capital Management, L.L.C.

Farallon Partners, L.L.C.

Farallon Institutional (GP) V, L.L.C.

Farallon F5 (GP), L.L.C.

Farallon Healthcare Partners (GP), L.L.C.

Joshua J. Dapice

Philip D. Dreyfuss

Hannah E. Dunn

Michael B. Fisch

Richard B. Fried

Varun N. Gehani

Nicolas Giauque

David T. Kim

Michael G. Linn

Rajiv A. Patel

Thomas G. Roberts, Jr.

Edric C. Saito

William Seybold

Daniel S. Short

Andrew J. M. Spokes

John R. Warren

Mark C. Wehrly

Richard Bollini

Colby Clark

Cameron Hillyer

David A. Posner

Matthew Trentini

Tomas J. Heyman

David E. Johnson

Robert “Bob” Oliver, Jr.

Caligan Partners LP

Caligan Partners Master Fund LP

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed: